Exhibit 99.1

PATHEON ANNOUNCES INTENT TO VOLUNTARILY DELIST FROM
THE NYSE SUBJECT TO AND CONDITIONED UPON THE INITIAL EXPIRATION OF
THE TENDER OFFER AND ACQUISITION OF SHARES BY THERMO FISHER

DURHAM,NC-- August 22, 2017 – Patheon N.V., a public limited liability company (naamloze vennootschap) organized under the laws of The Netherlands (NYSE:  PTHN) (“Patheon”), today announced that it has submitted written notice to the New York Stock Exchange (the “NYSE”) of its intention to voluntarily delist its ordinary shares, par value €0.01 per share (the “Shares”), from the NYSE.  The voluntary delisting is subject to and conditioned upon (1) the initial expiration of the tender offer at 5:00 p.m., New York City time, on August 28, 2017 (the “Initial Expiration Time”) pursuant to the Purchase Agreement, dated as of May 15, 2017 (the “Purchase Agreement”), by and between Patheon, Thermo Fisher Scientific Inc. (“Thermo Fisher”) and Thermo Fisher (CN) Luxembourg S.à r.l. (“Purchaser”), and (2) the subsequent acquisition by Purchaser of all Shares validly tendered and not properly withdrawn at the Initial Expiration Time in accordance with the Purchase Agreement for a purchase price of $35.00 per Share.  Completion of the tender offer remains subject to the conditions described in the tender offer statement on Schedule TO filed by Thermo Fisher with the U.S. Securities and Exchange Commission (the “SEC”) on May 31, 2017 (as amended and supplemented).

Forward-Looking Statements

This communication contains forward-looking statements that involve a number of risks and uncertainties. Words such as “believes,” “anticipates,” “plans,” “expects,” “seeks,” “estimates,” and similar expressions are intended to identify forward-looking statements, but other statements that are not historical facts may also be deemed to be forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties relating to: the need to develop new products and adapt to significant technological change; implementation of strategies for improving growth; general economic conditions and related uncertainties; dependence on customers’ capital spending policies and government funding policies; the effect of exchange rate fluctuations on international operations; use and protection of intellectual property; the effect of changes in governmental regulations; and the effect of laws and regulations governing government contracts, as well as the possibility that expected benefits related to recent and pending acquisitions, including the proposed transaction, may not materialize as expected; the proposed transaction not being timely completed, if completed at all; prior to the completion of the transaction, Patheon’s business may experience disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, licensees, other business partners or governmental entities; difficulty retaining key employees; the outcome of any legal proceedings related to the proposed transaction; and the parties being unable to successfully implement integration strategies or to achieve expected synergies and operating efficiencies within the expected time-frames or at all. Additional important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in Thermo Fisher’s Annual Report on Form 10-K for the year ended December 31, 2016, which is on file with the SEC and available in the “Investors” section of Thermo Fisher’s website, ir.thermofisher.com, under the heading “SEC Filings,” and in any subsequent Quarterly Reports on Form 10-Q and other documents Thermo Fisher files with the SEC, and in Patheon’s Annual Report on Form 10-K for the year ended October 31, 2016 and its subsequent Quarterly Reports on Form 10-Q, including its Quarterly Report on Form 10-Q for the quarter ended January 31, 2017 and its Quarterly Report on Form 10-Q for the quarter ended April 30, 2017, each of which is on file with the SEC and available in the “Investor Relations” section of Patheon’s website, ir.patheon.com, under the heading “SEC Filings,” and in other documents Patheon files with the SEC. While Patheon may elect to update forward-looking statements at some point in the future, Patheon specifically disclaims any obligation to do so, even if estimates change and, therefore, you should not rely on these forward-looking statements as representing Patheon’s views as of any date subsequent to today.

Additional Information and Where to Find It

The tender offer referenced herein commenced on May 31, 2017.  This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any Shares or any other securities, nor is it a substitute for the tender offer materials that Thermo Fisher and its acquisition subsidiary have filed with the SEC.  On May 31, 2017, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, was filed with the SEC by Thermo Fisher and its acquisition subsidiary and a solicitation/recommendation statement on Schedule 14D-9 was filed with the SEC by Patheon with respect to the tender offer. The offer to purchase all of the outstanding ordinary shares of Patheon is only being made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO.

THE TENDER OFFER MATERIALS (INCLUDING THE OFFER TO PURCHASE, THE RELATED LETTER OF TRANSMITTAL AND THE OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 CONTAIN IMPORTANT INFORMATION.  INVESTORS AND SHAREHOLDERS OF PATHEON ARE URGED TO READ THESE DOCUMENTS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT SUCH PERSONS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR ORDINARY SHARES.

The tender offer materials (including the offer to purchase and the related letter of transmittal and the other tender offer documents), the solicitation/recommendation statement and other documents filed with the SEC by Thermo Fisher or Patheon may be obtained free of charge at the SEC’s website at www.sec.gov or at Patheon’s website at www.patheon.com or by contacting Patheon’s investor relations department at 919-226-3165 or at Thermo Fisher’s website at www.thermofisher.com or by contacting Thermo Fisher’s investor relations department at 781-622-1111. In addition, investors and shareholders of Patheon may obtain free copies of the tender offer materials by contacting D.F. King & Co., Inc., Thermo Fisher’s information agent for the tender offer.

###

Contact:
For investors:
Tyler Gronbach, Vice President, Investor Relations, Corporate Communications
Tel: +1 919 226 3201

For media:
Mari Mansfield, Senior Director, External Communications
Tel: +1 (919) 226 -3137